                                  EXHIBIT 10.4
                                    AGREEMENT

      The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: April 1, 2004                      ENCAP INVESTMENTS L.L.C.

                                         By: EnCap Investments L.P.,
                                                 its manager

                                         By: EnCap Investments GP, L.L.C.,
                                                 its general partner

                                         By: /s/ D. Martin Phillips
                                             --------------------------------
                                             D. Martin Phillips,
                                             Senior Managing Director

Date: April 1, 2004                      ENCAP INVESTMENTS L.P.

                                         By: EnCap Investments GP, L.L.C.,
                                             its general partner

                                         By: /s/ D. Martin Phillips
                                             --------------------------------
                                             D. Martin Phillips,
                                             Senior Managing Director

Date: April 1, 2004                      ENCAP INVESTMENTS GP, L.L.C.

                                         By: /s/ D. Martin Phillips
                                             --------------------------------
                                             D. Martin Phillips,
                                             Senior Managing Director

Date: April 1, 2004                      RNBD GP LLC

                                         By: /s/ D. Martin Phillips
                                             --------------------------------
                                             D. Martin Phillips,
                                             Senior Managing Director


Date:  April 1, 2004                     /s/ David B. Miller
                                         ------------------------------------
                                         DAVID B. MILLER


Date: April 1, 2004                      /s/ Gary R. Petersen
                                         ------------------------------------
                                         GARY R. PETERSEN


Date: April 1, 2004                      /s/ D. Martin Phillips
                                         ------------------------------------
                                         D. MARTIN PHILLIPS


Date: April 1, 2004                      /s/ Robert L. Zorich
                                         ------------------------------------
                                         ROBERT L. ZORICH